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                                                                    EXHIBIT 99.3

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

  THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of August 31, 1994, by and between L. A. Gear California, Inc., a California corporation, ("Borrower") and BankAmerica Business Credit, Inc., a Delaware corporation, ("Lender").

  WHEREAS, Lender and Borrower entered into a certain Loan and Security Agreement, dated as of November 22, 1993, as amended by a First Amendment to Loan and Security Agreement dated as of May 31, 1994 (the Loan and Security Agreement, as amended and supplemented, the "Agreement"), and

  WHEREAS, Borrower desires to amend the Agreement and Lender is willing to amend the Agreement, subject to the terms and conditions stated herein.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties agree as follows.


                            SECTION ONE - AMENDMENTS
                            ------------------------

  1.1 The definition of "Foreign Exchange Reserve" in Section 1 of the Agreement is hereby amended to read as follows:

       "`Foreign Exchange Reserve' means, at any date during which a foreign exchange contract is outstanding between Borrower and Bank of America, the amount of $1,000,000 plus such additional amount as Lender, in its Discretion, calculates to be its current exposure with respect to foreign exchange contracts then outstanding."

  1.2  Section 3 of the Agreement is hereby amended by the addition of
       Section 3.5:

       "3.5     Quarterly Fee.  Borrower will pay Lender on October 15,
       February 28, April 15 and July 15 of each year the sum of (i) $50,000 if the Borrower's Adjusted Tangible Net Worth is less than $170,000,000 as of the end of the previous Fiscal Quarter or (ii) $25,000 if the Borrower's Adjusted Tangible Net Worth is $170,000,000 or more, but less than $175,000,000 as of the end of the previous Fiscal Quarter."

  1.3 Section 9.18 of the Agreement is amended to read in its entirety as follows: "9.18 Adjusted Tangible Net Worth. Borrower will not permit Adjusted Tangible Net Worth as of the last day of any Fiscal Quarter to be less than $165,000,000.
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  1.4  Section 9.24 of the Agreement is deleted in its entirety.


                  SECTION TWO - REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

  2.1 Acknowledgment of Borrower. Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by Borrower with all of the provisions of this Amendment (i) are within the powers and purposes of Borrower; (ii) have been duly authorized or approved by Borrower; and (iii) constitute the valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower reaffirms its obligation to pay all amounts due Lender under the Agreement in accordance with, and subject to, the terms thereof, as modified hereby.


                      SECTION THREE - CONDITIONS PRECEDENT
                      ------------------------------------

  3.1 The effectiveness of this Amendment is subject to the Borrower paying to Lender the sum of $100,000 in consideration for Lender entering into this Amendment.


                       SECTION FOUR - GENERAL PROVISIONS
                       ---------------------------------

  4.1 Agreement Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement remain unmodified and in full force and effect.

  4.2 Total Agreement. This Amendment, and all other agreements referred to herein or delivered in connection herewith, shall constitute the entire agreement between the parties relating to the subject matter hereof, shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

  4.3 Definitions. Unless specifically defined herein, all capitalized terms shall be defined in accordance with the Agreement.

  4.4 Severability. To the extent any provision of this Amendment is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of the Amendment.



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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                          L.A. Gear California, Inc.
                                          California corporation



                                          By: /s/ Thomas F. Larkins
                                              ---------------------------------
                                          Title:  Senior Vice President
                                              ---------------------------------
                                                  and General Counsel



                                          BankAmerica Business Credit, Inc.
                                          Delaware corporation



                                          By: /s/ Richard Burke
                                              --------------------------------
                                          Title: Vice President
                                              --------------------------------


                            RATIFICATION OF GUARANTY
                            ------------------------

        Raegal Finance Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.



                                          Raegal Finance, Inc.



                                          By: /s/ Thomas F. Larkins
                                              ---------------------------------

                                          Title:  Secretary and General Counsel
                                              ---------------------------------




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        L.A. Gear, Inc. hereby consents to the foregoing and confirms that its
Guaranty dated as of November 22, 1993 in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.



                                          L.A. Gear, Inc.



                                          By: /s/ Thomas F. Larkins
                                              ---------------------------------

                                          Title: Senior Vice President
                                              ---------------------------------
                                                  and General Counsel





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